UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2021

ROLLINS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 888-2000

Not Applicable

(Former name of former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.  Results of Operations and Financial Condition.

On July 28, 2021, the Company issued a press release announcing its unaudited financial results for the second quarter ended June 30, 2021. The Company hereby incorporates by reference herein the information set forth in its Press Release dated July 28, 2021, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of the Company have continued unchanged since such date.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2021, the Company’s Board of Directors (“Board”) appointed Julie Bimmerman to serve as the Company’s Interim Chief Financial Officer and Treasurer to assume the duties of principal financial officer and principal accounting officer. The Company’s current Chief Financial Officer and Treasurer, Paul E. Northen, transferred into an operational role as Senior Vice President focused on sustainability, also effective July 27, 2021.

Ms. Bimmerman, age 54, has served as Vice President - Finance and Investor Relations of the Company since May 2018. Ms. Bimmerman also served in various other roles within the Company’s business divisions, including Managing Director of Finance from May 2016 to May 2018, Managing Director of Rollins Independent Brands from May 2015 to May 2016 and Vice President of Finance/Corporate Controller - HomeTeam Pest Defense from January 2011 to May 2015. Ms. Bimmerman received a B.B.A. in Accounting from the University of Texas at Arlington.

No compensation agreement or arrangement has been entered into with Ms. Bimmerman in connection with her appointment. The Board may enter into a compensation agreement or arrangement with Ms. Bimmerman, and/or award such other cash and/or equity incentive compensation to Ms. Bimmerman in the future as it determines to be appropriate for the services that Ms. Bimmerman is providing to the Company.

Ms. Bimmerman has no family relationships that require disclosure pursuant to Item 401(d) of Regulation S-K and has not been involved in any transactions that require disclosure pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Bimmerman and any other person pursuant to which Ms. Bimmerman was named Interim Chief Financial Officer and Treasurer of the Company.

Item 7.01. Regulation FD.

There have been new developments in connection with the previously reported, ongoing investigation by the Securities and Exchange Commission (“SEC”) which the Company believes to be focused on certain historical adjustments to accruals and reserves by the Company and their impact on the Company’s reported earnings per share (the “Investigation”). The Company has recently become aware of certain assertions, made by one former senior member of the Company’s accounting department, believed to be related to the years 2015-2017. It is the Company’s understanding that these assertions concern the extent to which adjustments in one or more reserve and accrual accounts during certain unidentified quarters were influenced by the Company’s performance as measured against internal targets. In light of these new allegations, the Company’s Audit Committee requested independent counsel to conduct a supplemental internal investigation focused on these allegations, and this supplemental investigation is currently underway. The Board and the Audit Committee determined it is in the best interest of the Company for its current Chief Financial Officer and Treasurer to move into an operational role, as noted above, and appointed Ms. Bimmerman to serve as Interim Chief Financial Officer and Treasurer.

As previously reported in the Company’s 2020 Form 10-K, in connection with the Investigation, the Company has reevaluated and strengthened its internal controls over financial reporting, including improving processes and procedures and supporting documentation, including those related to management’s judgments and estimates. Based on the preliminary findings of the supplemental internal investigation to date, and consultation with the Company’s Audit Committee and independent counsel, the Company continues to believe that its financial statements filed with the SEC on Forms 10-K and 10-Q for the relevant periods fairly present in all material respects its financial condition, results of operations and cash flows as of their respective balance sheet dates and for the periods then ended. However, as previously reported, the Company cannot predict the outcome of the above-referenced matters. An unfavorable outcome could have a material adverse impact on the Company’s financial position, results of operations or liquidity or the market for its shares. There can be no assurance that the SEC or another regulatory body will not make further regulatory inquiries or pursue action against the Company and its senior officers that could result in potentially significant sanctions and penalties, or that could require the Company to take additional remedial steps.  Potential sanctions against the Company and/or individuals could include penalties, injunctions, and cease-and-desist orders. Further, the Company may be subject to litigation from third parties related to the matters under review by the SEC.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 filed herewith, includes forward-looking statements that involve risks and uncertainties, including without limitation expectations regarding the outcome of the Investigation and the supplemental internal investigation or related actions. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company’s future performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. See the risk factors contained in the Press Release for a discussion of certain risks and uncertainties that may impact such forward-looking statements. For further information on other risk factors, please refer to the “Risk Factors” contained in the Company’s Form 10-K for the year ended December 31, 2020 filed with the SEC. The Company disclaims any obligation or duty to update or modify these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release Dated July 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: July 28, 2021	By:	/s/ Julie Bimmerman
	Name:	Julie Bimmerman
	Title:	Interim Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)